UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2006

  INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure.

On February 21, 2006, Inland Real Estate Corporation (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter ended December 31, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in its entirety into this Item 2.02 and Item 7.01 disclosure by reference.  A copy of the supplemental financial information for the three and twelve months ended December 31, 2005 referenced in the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in its entirety into this Item 2.02 and Item 7.01 disclosure by reference.

The information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On February 17, 2006, the Company issued a press release announcing that the Company had paid a cash dividend of $0.08 per share on the outstanding shares of its common stock to common stockholders of record at the close of business on January 31, 2006.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated in its entirety into this Item 8.01 disclosure by reference.

Also on February 17, 2006, the Company issued a press release announcing its acquisition of Algonquin Commons for $154 million. The 565,000-square-foot lifestyle and power center is located in Algonquin, Illinois, a suburb located northwest of Chicago.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.4 and is incorporated in its entirety into this Item 8.01 disclosure by reference.

Also on February 17, 2006, the Company issued a press release announcing that the Company has declared a cash dividend of $0.08 per share on the outstanding shares of its common stock, payable on March 17, 2006 to common stockholders of record at the close of business on February 28, 2006.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.5 and is incorporated in its entirety into this Item 8.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A

(c)	Exhibits:

Exhibit No.	Description

99.3	Press release of Inland Real Estate Corporation, dated February 17, 2006
99.4	Press release of Inland Real Estate Corporation, dated February 17, 2006
99.5	Press release of Inland Real Estate Corporation, dated February 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  February 21, 2006

EXHIBIT INDEX

Exhibit No.

Description

1.3

Press release of Inland Real Estate Corporation, dated February 17, 2006

1.4

Press release of Inland Real Estate Corporation, dated February 17, 2006

1.5

Press release of Inland Real Estate Corporation, dated February 17, 2006